CONSENTS OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 21 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated
March 24, 1995, relating to the statements of assets and liabilities of The Asia Growth Portfolio, The European Equity Portfolio and The Japan Equity Portfolio, which appear in such Statement of Additional Information, and which constitute part of this Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated May 23, 1995, relating to the financial statements and financial highlights of The JPM Institutional New York Total Return Bond Fund and the financial statements and supplementary data of The New York Total Return Bond Portfolio appearing in the March 31,
1995 Annual Report, which is also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated July 26, 1995, relating to the financial statements and financial highlights of The JPM Institutional Selected U.S. Equity Fund and The JPM Institutional U.S. Small Company Fund and the financial statements and supplementary data of The Selected U.S. Equity Portfolio and The U.S. Small Company Portfolio appearing in the May 31, 1995 Annual Reports, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated August 28, 1995, relating to the financial statements and financial highlights of The JPM Institutional Diversified Fund and the financial statements and supplementary data of The Diversified Poftfolio appearing in the June 30, 1995, Annual Report, which is also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated October 24, 1995, relating to the financial statements and financial highlights of The JPM Institutional Tax Exempt Money Market Fund and the JPM Institutional Tax Exempt bond Fund and the financial statements and supplementary data of The Tax Exempt Money Market Portfolio and The Tax Exempt Bond Portfolio appearing in the August 31, 1995 Annual Reports, which are also incorporated by reference into the Registration Statement.
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Consents of Independent Accountants
Page 2

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated November 20, 1995, relating to the financial statements and financial highlights of The JPM Institutional International Bond Fund and the financial statements and supplementary data of The Non-U.S. Fixed Income Portfolio appearing in the September 30, 1995 Annual Report, which is also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated December 15, 1995, relating to the financial statements and financial highlights of The JPM Institutional Treasury Money Market Fund and the JPM Institutional Short Term Bond Fund and the financial statements and supplementary data of The Treasury Money Market Portfolio and the Short Term Bond Portfolio appearing in the October 31, 1995 Annual Reports, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated December 22, 1995, relating to the financial statements and financial highlights of The JPM Institutional Emerging Markets Equity Fund and The JPM institutional Bond Fund and the JPM Institutional International Equity Fund and the financial statements and supplementary data of The Emerging Markets Equity Portfolio and The U.S. Fixed Income Portfolio, and the Non-U.S. Equity Portfolio appearing in the October 31, 1995 Annual Reports, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our report dated January 23, 1996, relating to the financial statements and financial highlights of The JPM Institutional Money Market Fund and the financial statements and supplementary data of the Money Market Portfolio appearing in the November 30, 1995 Annual Report, which is also incorporated by reference into the Registration Statement.

We also consent to the references to us under the heading "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 21, 1996